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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): APRIL 25, 2001


                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)


       DELAWARE                      1-9397                    76-0207995
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)


    3900 ESSEX LANE, HOUSTON, TEXAS                             77027
(Address of Principal Executive Offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600

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ITEM 5.  OTHER EVENTS.

      The Company's Annual Meeting of Stockholders was held on April 25, 2001
(1) to elect four Class I members of the Board of Directors to serve for three-year terms, (2) to reapprove the 1995 Employee Annual Incentive Compensation Plan, as amended and restated, (3) to consider a stockholder proposal to implement the MacBride Principles with respect to the Company's operations in Northern Ireland and (4) to consider a stockholder proposal requesting that the Board of Directors be declassified.

      The four Class I directors who were so elected are Edward P. Djerejian, H. John Riley, Jr., Charles L. Watson and Michael E. Wiley. The number of affirmative votes and the number of votes withheld for the directors so elected were:

                                      NUMBER OF                 NUMBER OF VOTES
         NAMES                     AFFIRMATION VOTES                WITHHELD
         -----                     -----------------                --------
         Edward P. Djerejian         244,464,234                   48,002,453
         H. John Riley, Jr.          243,979,964                   48,486,723
         Charles L. Watson           239,906,051                   52,560,636
         Michael E. Wiley            243,990,036                   48,476,651

      The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker no-votes with respect to the reapproval of the 1995 Employee Annual Incentive Compensation Plan, as amended and restated were as follows:

             NUMBER OF           NUMBER OF
         AFFIRMATIVE VOTES     NEGATIVE VOTES    ABSTENTIONS    BROKER NON-VOTES
         -----------------     --------------    -----------    ----------------
              286,594,786        4,409,214        1,462,687            0

      The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker no-votes with respect to the approval of stockholder proposals were as follows:

                       NUMBER OF         NUMBER OF
                      AFFIRMATIVE         NEGATIVE                     BROKER
                         VOTES             VOTES      ABSTENTIONS     NON-VOTES
                      -----------        ----------   -----------    ----------
Proposal regarding
  Northern Ireland     40,962,223       219,324,200    12,484,373    19,695,891

Proposal regarding
  classified board    203,116,238        63,979,045     5,675,509    19,695,891

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BAKER HUGHES INCORPORATED

Dated:  May 8, 2001                            By: /s/ Sandra E. Alford
                                                   ---------------------------
                                                   Sandra E. Alford, Secretary